SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 24, 2002
                                  ------------
                Date of Report (Date of earliest event reported)


                       EMERGENCY FILTRATION PRODUCTS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                    --------
                 (State or other jurisdiction of incorporation)


             0-27421                                  87-0561647
     ------------------------                  ------------------------
     (Commission file number)              (IRS Employer Identification No.)


                           175 Cassia Way, Suite A115
                               Henderson, NV 89014
                     ---------------------------------------
                    (Address of principal executive offices)


                                  (702)558-5164
                     ---------------------------------------
               Registrant's telephone number, including area code


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Item 5.  Other Events.

            On July 24, 2002, the Company's Board of Directors held a special meeting. At the meeting, Frank Corsini was appointed to the Board of Directors.

            The Company has moved its office to a new location. Their main office is now located at 175 Cassia Way, Suite A115, Henderson, NV, 89014. Any future correspondence with the Company should be directed to this address.


Item 7.  Financial Statements and Exhibits.

            99.1       Press release dated July 24, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                EMERGENCY FILTRATION PRODUCTS, INC.
                                    ------------------------
                                           (Registrant)



                                       By: /s/ Douglas Beplate
                                           ------------------
                                       Douglas Beplate
                                       President



Date:  July 24, 2002


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Exhibit Index

Exhibit No.      Description

99.1             Press Release, dated July 24, 2002


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